SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 1, 2000
                                                           -------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           2-96392-A                 65-0952956
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(STATE OR OTHER                   (COMMISSION      (IRS EMPLOYER JURISDICTION OF
IDENTIFICATION NO.)                FORMATION)               FILE NUMBER)


        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                              --------------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.  RESIGNATION, BOARD OF DIRECTORS

Effective June 1, 2000 J. Allan Lindauer resigned from the Board of Directors of Electronic Business Services ("the Company").

Effective June 2, 2000, Peter Barlow resigned from the Company and from his position as Secretary, Board of Directors

Effective June 5, 2000, John M. Campbell, President of Engineered Business Systems, a subsidiary of the Company, was appointed to the Board of Directors and he will serve as Secretary to the Board.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                    ELECTRONIC BUSINESS SERVICES, INC.


                                    By: /s/ HAROLD S. FISCHER
                                    --------------------------------------------
                                    Harold S. Fischer
                                    Chief Executive Officer and President


Dated: June 9, 2000